Team Health Holdings Inc. Subsidiary Listing	DATE JANUARY 25, 2016

Exhibit 21.1

NAME	CITY	STATE	COUNTRY
Team Health Holdings Inc.	Knoxville	TN	United States
3070 Niagara Falls Boulevard Holdings, LLC	Amherst	NY	United States
6726 Transit Road Holdings, LLC	Amherst	NY	United States
Access Nurse PM, LLC	Knoxville	TN	United States
Adena Emergency Physicians, Inc.	Dayton	OH	United States
After Hours Pediatrics, Inc.	Tampa	FL	United States
American Clinical Resources, Inc.	Wilmington	DE	United States
AmeriTeam Services, LLC	Knoxville	TN	United States
Anesthesia Management West, LLC	Denver	CO	United States
Anesthesia Services of Omaha, LLC	Palm Beach Gardens	FL	United States
Anesthesix Holdings, LLC	Wilmington	DE	United States
Anesthesix Management, LLC	Wilmington	DE	United States
Anthem Associates, LLC	Palm Beach Gardens	FL	United States
Billing Management, LLC	Wilmington	DE	United States
Bucyrus Emergency Physicians, Inc.	Dayton	OH	United States
Circleville Emergency Physicians, Inc.	Dayton	OH	United States
Clinic Management Services, Inc.	Knoxville	TN	United States
Conovan Healthcare Recruitment, LLC	Denver	CO	United States
Consensus Health Urgent Care, Inc.	Dayton	OH	United States
Coshocton Healthcare Recruitment, LLC	Dayton	OH	United States
D&Y Healthcare Connectors, LLC	Montgomery	AL	United States
Daniel & Yeager, LLC	Montgomery	AL	United States
DHP Management Services, LLC	Raleigh	NC	United States
DHP Parent, LLC	Raleigh	NC	United States
ECC Chattsworth Dalton MC, LLC	Knoxville	TN	United States
ECC West Tennessee MC, LLC	Knoxville	TN	United States
Emergency Coverage Corporation	Knoxville	TN	United States
Emergency Management Midwest, L.L.C.	Oklahoma City	OK	United States
Emergency Physician Associates, LLC	Woodbury	NJ	United States
Emergency Professional Services, Inc.	Columbus	OH	United States
EPA of Woodbury, LLC	Woodbury	NJ	United States
Erie Emergency Physicians, Inc.	Dayton	OH	United States
Exigence Management Company, Inc.	Amherst	NY	United States
Fairfield Hospitalists, Inc.	Dayton	OH	United States
Fayette County Emergency Physicians, Inc.	Dayton	OH	United States
FGTB Holdings, LLC	Wilmington	DE	United States
Findlay Emergency Physicians, Inc.	Dayton	OH	United States
Florida Gulf-To-Bay Anesthesiology Associates, LLC	Wilmington	DE	United States
Florida Hospital Medicine Services, LLC	Ft. Lauderdale	FL	United States
Galion Emergency Physicians, Inc.	Dayton	OH	United States
GCEP, LLC	Dayton	OH	United States
Grady Emergency Physicians, Inc.	Dayton	OH	United States
Greater Phoenix Emergency Physicians, Inc.	Dayton	OH	United States
Greenbrier Emergency Physicians, LLC	Charleston	WV	United States
Greenville Emergency Physicians, Inc.	Dayton	OH	United States
Greenville Hospitalists, Inc.	Dayton	OH	United States
Gulf-To-Bay Anesthesiology Associates, LLC	Wilmington	DE	United States
Hamilton Emergency Physicians, Inc.	Dayton	OH	United States
HCFS Health Care Financial Services, LLC	Ft. Lauderdale	FL	United States
Health Care Alliance, Inc.	Charleston	WV	United States
Health Finance Corporation	Wilmington	DE	United States
Healthcare Revenue Recovery Group, LLC	Sunrise	FL	United States
Healthcare Transformation Partners, Inc.	Wilmington	DE	United States
Highland Emergency Physicians, Inc.	Dayton	OH	United States
Highland Hospitalist Services Medical Group, Inc.	Dayton	OH	United States
Hilton Head Emergency Physicians, Inc.	Dayton	OH	United States
Hocking Emergency Physicians, Inc.	Dayton	OH	United States
Hocking Valley Hospitalists, Inc.	Dayton	OH	United States
Hospital Medicine Associates, LLC	Ft. Lauderdale	FL	United States
Hospitalist Management Consultants of New York, Inc.	N. Hollywood	CA	United States
Hospitalist Management Midwest, Inc.	Oklahoma City	OK	United States
Hospitalist Services Medical Group of Anderson Township, Inc.	Dayton	OH	United States
Hospitalist Services Medical Group of Clark County, Inc.	Dayton	OH	United States
Hospitalist Services Medical Group of Hamilton County, Inc.	Dayton	OH	United States
Hospitalist Services Medical Group of Marysville, Inc.	Dayton	OH	United States
Hospitalist Services Medical Group of Springfield, Inc.	Dayton	OH	United States
Hospitalist Services of Florida, Inc.	N. Hollywood	CA	United States
Hospitalists Management of New Hampshire, Inc.	N. Hollywood	CA	United States
Hospitalists of Arizona, Inc.	N. Hollywood	CA	United States
Hospitalists of California, LLC	N. Hollywood	CA	United States
Hospitalists of Georgia, Inc.	N. Hollywood	CA	United States
Hospitalists of Illinois, Inc.	N. Hollywood	CA	United States
Hospitalists of Kentucky, Inc.	N. Hollywood	CA	United States
Hospitalists of Maryland, Inc.	N. Hollywood	CA	United States
Hospitalists of Michigan, Inc.	N. Hollywood	CA	United States
Hospitalists of Nevada, Inc.	N. Hollywood	CA	United States
Hospitalists of North Carolina, Inc.	N. Hollywood	CA	United States
Hospitalists of Ohio, Inc.	N. Hollywood	CA	United States
Hospitalists of Pennsylvania, Inc.	N. Hollywood	CA	United States
Hospitalists of South Carolina, Inc.	N. Hollywood	CA	United States
Hospitalists of Tennessee, Inc.	N. Hollywood	CA	United States
Hospitalists of Texas, L.P.	N. Hollywood	CA	United States
InPatient Consultants of Alabama, Inc.	N. Hollywood	CA	United States
InPatient Consultants of Delaware, Inc.	N. Hollywood	CA	United States
InPatient Consultants of Florida, Inc.	N. Hollywood	CA	United States
InPatient Consultants of Mississippi, Inc.	N. Hollywood	CA	United States
InPatient Consultants of Missouri, Inc.	N. Hollywood	CA	United States
InPatient Consultants of Utah, Inc.	N. Hollywood	CA	United States
InPatient Consultants of Wyoming, Inc.	N. Hollywood	CA	United States
InPhyNet Contracting Services, LLC	Ft. Lauderdale	FL	United States
InPhyNet South Broward, LLC	Ft. Lauderdale	FL	United States
IPC Healthcare, Inc.	N. Hollywood	CA	United States
IPC Hospitalists of Colorado, Inc.	N. Hollywood	CA	United States
IPC Hospitalists of New Mexico, Inc.	N. Hollywood	CA	United States
IPC Management Consultants of New York, Inc.	N. Hollywood	CA	United States
IPC The Hospitalist Management Company, LLC	N. Hollywood	CA	United States
Ironton Emergency Physicians, Inc.	Dayton	OH	United States
Jail Healthcare Services, Inc.	Dayton	OH	United States
Kelly Medical Services, LLC	Charleston	WV	United States
Knox County Emergency Physicians, Inc.	Dayton	OH	United States
Lima Emergency Physicians, Inc.	Dayton	OH	United States
Lucus County Emergency Physicians, Inc.	Dayton	OH	United States
Madison Emergency Physicians, Inc.	Dayton	OH	United States
Madisonville Emergency Physicians, Inc.	Dayton	OH	United States
Marion County Emergency Physicians, Inc.	Dayton	OH	United States
Marshall Administrative Services, LLC	Wilmington	DE	United States
Marshall Independent Physicians, LLC	Wilmington	DE	United States
Marshall Medical Management, LLC	Wilmington	DE	United States
Marshall Ohio ED Associates, LLC	Columbus	OH	United States
Marshall Ohio Hospitalists Associates, LLC	Columbus	OH	United States
Marshall Physician Services, LLC	Wilmington	DE	United States
Marshall PLLC Holdings, LLC	Wilmington	DE	United States
Marshall West Virginia ED Associates, LLC	Charleston	WV	United States
Marshall West Virginia Hospitalist Associates, LLC	Lexington	KY	United States
Marysville Emergency Physicians, Inc.	Dayton	OH	United States
MBI Solutions, Inc.	Dayton	OH	United States
MEA Emergency Management, LLC	Chicago	IL	United States
Medical Management Resources, Inc.	Ft. Lauderdale	FL	United States
Mercy Emergency Physicians, Inc.	Dayton	OH	United States
Mid-Atlantic ER Physicians, Inc.	Knoxville	TN	United States
Middletown Emergency Physicians, Inc.	Dayton	OH	United States
Midwest Emergency Services, L.L.C.	Chicago	IL	United States
Morrow County Emergency Physicians, Inc.	Dayton	OH	United States
Morrow County Hospitalists, Inc.	Dayton	OH	United States
New Century Emergency Physicians, Inc.	Dayton	OH	United States
New Century Medical Associates, Inc.	Dayton	OH	United States
New Century Medical Observation Services of Lucus County, Inc.	Dayton	OH	United States
New Century Pediatrics of Lima, Inc.	Dayton	OH	United States
New Century Physicians of Nebraska, LLC	Dayton	OH	United States
NHQI, Inc.	Knoxville	TN	United States
Northwest Emergency Physicians, LLC	Federal Way	WA	United States
Northwest Hospital Medicine Physicians, LLC	Federal Way	WA	United States
Omaha Anesthesia & Pain Treatment, LLC	Palm Beach Gardens	FL	United States
Paladin Risk Management Services, Inc.	Dayton	OH	United States
Paragon Contracting Services, LLC	Ft. Lauderdale	FL	United States
Paragon Emergency Services, LLC	Ft. Lauderdale	FL	United States
PhysAssist Scribes, Inc.	Ft. Worth	TX	United States
Physicians Underwriting Group, LTD	Grand Cayman	Cayman Islands	British West Indies
Pike County Emergency Physicians, Inc.	Dayton	OH	United States
Pinnacle Medical Protective SPC	Grand Cayman	Cayman Islands	British West Indies
Premier Health Care Services, Inc.	Dayton	OH	United States
Premier Locums, Inc.	Dayton	OH	United States
Premier Physician Services, Inc.	Dayton	OH	United States
Princeton Emergency Physicians, Inc.	Woodbury	NJ	United States
Professional Anesthesia Services, Inc.	Palm Beach Gardens	FL	United States
Psychiatrists Only, LLC	Norcross	GA	United States
Quantum Plus, LLC	Pleasanton	CA	United States
Revitaliz Medical Spa, Inc.	Dayton	OH	United States
Richland County Emergency Physicians, Inc.	Dayton	OH	United States
Sidney Emergency Physicians, Inc.	Dayton	OH	United States
Southeastern Emergency Physicians, LLC	Knoxville	TN	United States
Southeastern Emergency Physicians of Memphis, LLC	Knoxville	TN	United States
Southeastern Physician Associates, LLC	Knoxville	TN	United States
Southwest Florida Emergency Management, Inc.	Ft. Lauderdale	FL	United States
Spectrum Health International, Inc.	Wilmington	DE	United States
Spectrum Healthcare Resources, Inc.	Wilmington	DE	United States
Spectrum Healthcare Services, Inc.	Wilmington	DE	United States
Spectrum Primary Care, Inc.	Wilmington	DE	United States
Springfield Urbana Emergency Physicians, Inc.	Dayton	OH	United States
Team Anesthesia, LLC	Wilmington	DE	United States
Team Anesthesia Holdings, LLC	Knoxville	TN	United States
Team Finance, LLC	Wilmington	DE	United States
Team Health, Inc.	Knoxville	TN	United States
Team Radiology, Inc.	Raleigh	NC	United States
TeamHealth Patient Safety Organization, Inc.	Knoxville	TN	United States
TH-PTN, Inc.	Knoxville	TN	United States
The Emergency Associates for Medicine, LLC	Ft. Lauderdale	FL	United States
THMS West Tennessee MC, LLC	Knoxville	TN	United States
THMS-St. Joseph MC, LLC	Knoxville	TN	United States
THSE-Marco Urgent Care, LLC	Ft. Lauderdale	FL	United States
THSE-South Florida MC, LLC	Ft. Lauderdale	FL	United States
THW Emergency Management of Houston, LLC	Houston	TX	United States
West Central Emergency Physicians, Inc.	Dayton	OH	United States
Wolverine Anesthesia Consultants, Inc.	Palm Beach Gardens	FL	United States
Wood County Emergency Physicians, Inc.	Dayton	OH	United States